Income Taxes	12 Months Ended
Dec. 31, 2019
Income Taxes
Income Taxes

14. Income Taxes

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, the Cayman Islands does not impose a withholding tax on payments of dividends to shareholders.

British Virgin Islands (“BVI”)

Subsidiaries in the BVI are exempted from income tax on their foreign‑derived income in the BVI. There are no withholding taxes in the BVI.

Hong Kong

Under the current Hong Kong Inland Revenue Ordinance, the Company’s Hong Kong subsidiaries are subject to Hong Kong profits tax at the rate of 16.5% on their taxable income generated from the operations in Hong Kong. Payments of dividends by the subsidiaries to the Company are not subject to withholding tax in Hong Kong.

The PRC

In accordance with the Enterprise Income Tax Law (“EIT Law”), Foreign Investment Enterprises (“FIEs”) and domestic companies are subject to Enterprise Income Tax (“EIT”) at a uniform rate of 25%.

The EIT Law also provides that an enterprise established under the laws of a foreign country or region but whose “de facto management body” is located in the PRC be treated as a resident enterprise for PRC tax purposes and consequently be subject to the PRC income tax at the rate of 25% for its global income. The Implementing Rules of the EIT Law merely define the location of the “de facto management body” as “the place where the exercising, in substance, of the overall management and control of the production and business operation, personnel, accounting, properties, etc., of a non‑PRC company is located.” Based on a review of surrounding facts and circumstances, the Group does not believe that it is likely that its operations outside of the PRC would be considered a resident enterprise for PRC tax purposes. However, due to limited guidance and implementation history of the EIT Law, should the Company be treated as a resident enterprise for PRC tax purposes, the Company will be subject to PRC income tax on worldwide income at a uniform tax rate of 25%.

Composition of income tax

The following table presents the composition of income tax expenses for the years ended December 31, 2017, 2018 and 2019:

	For the year ended December 31,
	2017	2018	2019
	RMB’000	RMB’000	RMB’000
Current income tax expense	3,963	15,079	22,978
Deferred taxation	(54)	(252)	(3,085)
Total	3,909	14,827	19,893

Reconciliation of the differences between statutory income tax rate and the effective income tax rate for the years ended December 31, 2017, 2018 and 2019 are as below:

	For the year ended December 31,
	2017	2018	2019
	%	%	%
Statutory EIT rate	25.00	25.00	25.00
Effect of non‑deductible expenses(1)	16.59	3.28	(386.74)
Tax incentives for research and development expense(2)	(6.93)	(7.35)	111.56
Tax incentives for wages of disabled staff	(1.56)	(0.36)	9.89
Change in valuation allowance	—	5.82	(154.03)
Non-taxable item(3)	—	—	47.58
Tax rate difference from statutory rate in other jurisdictions	—	0.40	7.45
Others	(0.06)	—	8.72
Effective income tax rate	33.04	26.79	(330.57)
(1)	It is mainly comprised of share‑based compensation expenses which are permanent differences.
(2)

According to policies promulgated by the State Tax Bureau of the PRC, certain of the Group’s subsidiaries are entitled to tax incentives for research and development expenses at 150% of tax‑deductible research and development expenses in 2017 and 175% of tax‑deductible research and development expenses in 2018 and 2019.

(3)	It is due to the disposal gain arising from the disposal of 36Kr Global Holding.

Composition of deferred tax assets

Deferred taxes arising from PRC subsidiaries, the VIE and the VIE’s subsidiaries were measured using the enacted tax rates for the periods in which they are expected to be reversed. The Group’s deferred tax assets consist of the following components:

	December 31,	December 31,
	2018	2019
	RMB’000	RMB’000
Deferred tax assets - non‑current:
—Net operating tax losses carry forwards	3,231	9,440
—Rental fee adjustment for rent free period	621	584
—Allowances of doubtful accounts	643	3,144
Total deferred tax assets	4,495	13,168
Deferred tax liabilities - non‑current:
—Change in fair value of short‑term investments	(958)	(147)
Total deferred tax liabilities	(958)	(147)
Subtotal	3,537	13,021
Less: valuation allowance	(3,231)	(9,630)
Total deferred tax assets, net	306	3,391

A valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group evaluates a variety of factors including the Group’s operating history, retained earnings, existence of taxable temporary differences and reversal periods.

As of December 31, 2019, Dianqier, subsidiary of the Group's VIE incorporated in the PRC, have incurred accumulated tax losses of RMB 38 million, increased from RMB 11 million as of December 31, 2018. Of these net tax losses carryforwards, RMB 11.00 million will expire in 2023 and RMB 27 million will expire in 2024. Other Group's PRC subsidiaries, have incurred accumulated tax losses of RMB 0.65 million in 2019, which will expire in 2024. The Group believes that it is more likely that these net accumulated tax losses will not be utilized in the future. Therefore, the Group has provided full valuation allowance for the deferred tax assets amounted to RMB 6.91 million which arose from such net accumulated tax losses as of December 31, 2019.

In September 2019, the disposal of 36Kr Global Holding resulted in a deconsolidation of KrAisa of the Group. Therefore, the deferred tax assets and the corresponding valuation allowance incurred by accumulated tax losses of RMB 2.82 million as of December 31, 2018 were derecognized as of December 31, 2019 accordingly.

Withholding income tax

The EIT Law imposes a withholding income tax of 10% on dividends distributed by a foreign investment enterprise (“FIE”) to its immediate holding company outside of China, if such immediate holding company is considered as a non‑resident enterprise without any establishment or place within China or if the received dividends have no connection with the establishment or place of such immediate holding company within China, unless such immediate holding company’s jurisdiction of incorporation has a tax treaty with China that provides for a different withholding arrangement. Such withholding income tax was exempted under the previous EIT Law. The Cayman Islands, where the Company is incorporated, does not have such a tax treaty with China. According to the Arrangement between Mainland China and the Hong Kong Special Administrative Region for the Avoidance of Double Taxation and Prevention of Fiscal Evasion in August 2006, dividends paid by a FIE in China to its immediate holding company in Hong Kong will be subject to withholding tax at a rate that may be lowered to 5% (if the foreign investor owns directly at least 25% of the shares of the FIE). The State Administration of Taxation (“SAT”) further promulgated Circular [2009] 601 and SAT Public Notice [2018] No.9 regarding the assessment criteria on beneficial owner status. The Group did not record any dividend withholding tax, as the Group’s FIE, the WFOE, has no retained earnings in any of the periods presented.